Invesco Balanced-Risk Allocation Portfolio Annual Fund Operating Expenses - Invesco Balanced-Risk Allocation Portfolio - Class B	Dec. 31, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.66%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (as a percentage of Assets):	0.06%
Acquired Fund Fees and Expenses	0.01%
Expenses (as a percentage of Assets)	0.98%
Fee Waiver or Reimbursement	(0.01%)	[1]
Net Expenses (as a percentage of Assets)	0.97%

[1]	Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds in which the Portfolio invests where the Subadviser or any of its affiliates serves as investment adviser. This arrangement may be modified or discontinued only with the approval of the Board of Trustees of the Portfolio.